UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2022

Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716

(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2022 (the “Distribution Date”), Exelon Corporation (“Exelon”) completed the previously announced complete legal and structural separation and distribution to its shareholders of all of the outstanding shares of common stock, no par value, of Constellation Energy Corporation (“Constellation” and, together with its consolidated subsidiaries, “we,” “us,” “our,” or the “Company”) to Exelon’s shareholders (the “Distribution”). Each Exelon shareholder received one share of Constellation’s common stock for every three shares of Exelon common stock held by such shareholder at 5:00 p.m. Eastern Time on January 20, 2022, the record date.

On January 31, 2022, in connection with the Distribution, Constellation entered into several agreements with Exelon setting forth the principal actions taken or to be taken in connection with the Distribution and governing the relationship of the parties following the Distribution, including the following:

•	a Separation Agreement;
•	a Transition Services Agreement;
•	a Tax Matters Agreement; and
•	an Employee Matters Agreement.

Summaries of the material terms and conditions of those agreements can be found in the section entitled “Certain Relationships and Related Party Transactions” in Constellation’s information statement, dated January 24, 2022 (the “Information Statement”), which was included as Exhibit 99.1 to our Current Report on Form 8-K filed on January 28, 2022, and which summaries are incorporated herein by reference. The summaries of those agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Separation Agreement, Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement, which are attached as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

Immediately prior to the Distribution, we were a wholly owned subsidiary of Exelon. On the Distribution Date, Exelon distributed all of the outstanding shares of common stock, no par value, of Constellation held by Exelon in the Distribution. As a result of the Distribution, which was effective at 12:01 a.m. Eastern Time on the Distribution Date (the “Effective Time”), we became an independent, publicly traded company, and Exelon retained no ownership interest in the Company. The Distribution was made without the payment of any consideration or the exchange of any shares by Exelon’s shareholders. The information set forth under Item 1.01 above is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On January 31, 2022, Christopher Crane and Gayle Littleton, who served as interim members of our Board of Directors (the “Board”) prior to the Distribution resigned, and each of the persons set forth in the table below were appointed to serve as members of the Board in connection with the Distribution and to serve on the committees set opposite their names. Robert Lawless serves as Chair of the Board of Directors. Each director will hold office until the annual meeting of the shareholders of Constellation at which the term of such director’s class ends and until his or her successor shall have been duly elected and qualified or as otherwise provided by the Bylaws (as defined below).

Name	Age	Committee Appointment
Joseph Dominguez	59	N/A
Yves de Balmann	75	Compensation (Chair), Corporate Governance
Laurie Brlas	64	Audit and Risk (Chair)
Rhonda Ferguson	52	Audit and Risk, Nuclear Oversight
Bradley Halverson	62	Compensation, Corporate Governance
Charles Harrington	63	Corporate Governance, Nuclear Oversight
Julie Holzrichter	53	Audit and Risk, Compensation
Ashish Kandpur	54	Compensation, Corporate Governance
Robert Lawless	75	Corporate Governance (Chair)
John Richardson	61	Audit and Risk, Nuclear Oversight (Chair)

Except as shown below for each of Mmes. Ferguson and Holzrichter and Messrs. Halverson, Harrington and Kandpur, information regarding the background of our directors can be found in the section entitled “Management” in the Information Statement, which is incorporated herein by reference. On January 31, 2022, the Board adopted certain compensation plans regarding the Company’s directors, to be effective February 1, 2022, which are materially similar to the plans in place for directors of Exelon prior to the Distribution. Information regarding the compensation of our directors and the Company’s director compensation plans can be found in the section entitled “Executive and Director Compensation” in the Information Statement, which is incorporated herein by reference.

Rhonda Ferguson joined Allstate Corporation in 2020 and serves as its Executive Vice President, Chief Legal Officer, General Counsel and Secretary. Prior to joining Allstate, she served as Executive Vice President, Chief Legal Officer and Secretary for Union Pacific Corporation from 2016 to 2020, and as Vice President, Secretary and Chief Ethics Officer of First Energy Corp. from 2007 to 2016. Ms. Ferguson serves on the boards for the RAND Institute for Civil Justice and Girls Inc. of Chicago. She has proven leadership skills derived from her significant experience as an executive leader at large, highly regulated companies, and her background in legal, regulatory, compliance and governance matters will bring valuable insights to the Board.

Bradley Halverson is the former Group President and Chief Financial Officer of Caterpillar Inc., the world’s leading manufacturer of construction and mining equipment, diesel and gas engines, turbines and locomotives. Prior to serving as Group President and CFO from 2013 to 2018, he held a series of positions with increasing responsibility during his 30-year tenure with the Fortune 100 company, including vice president, Financial Services; corporate controller, Global Finance & Strategic Services; and corporate business development manager, Corporate Services, among others since joining the company in 1988. Mr. Halverson currently serves on the boards of Sysco Corporation and Lear Corporation. In addition, he serves on the board of Easter Seals Central Illinois, Inc. He previously served as a director for Custom Truck One Source from 2018-2021. Mr. Halverson’s deep expertise in accounting, financial reporting and corporate finance, and his leadership experience in the areas of executive leadership and management, corporate strategy development, mergers and acquisitions, risk management, information technology systems oversight and international business will provide the Board with critical perspectives on strategic, financial and other public company issues.

Charles Harrington is the chairman and former CEO of Parsons Corporation, a technology services company in the global defense, intelligence and critical infrastructure markets. He served as Chairman and CEO of the company from 2008 to 2021, following previous roles within the company, including Executive Vice President, CFO and Treasurer; President, Commercial Technology Group; and president, Communications Technology Group, from 1999 to 2002, among others.  In addition to serving as chairman of Parsons, Mr. Harrington serves on the boards of J.G. Boswell Company and California Polytechnic State University San Luis Obispo Foundation. He previously served on the board of The AES Corporation from 2013 to 2020. Mr. Harrington extensive leadership experience in operations, finance and business development will provide significant value to the Board.

Julie Holzrichter currently serves as chief operating officer of CME Group, the world’s leading derivatives marketplace. Prior to being appointed to her current role in 2014, she held various roles of increasing responsibility, including senior managing director of Global Operations; managing director, Global Operations; and director, Operations, among others, having led the integration of global operations for a number of multi-billion-dollar mergers and acquisitions throughout her tenure. Ms. Holzrichter serves on the board of the National Futures Association and is a member of the Futures Industry Association, ChicagoFirst and the CME Group Women’s Initiative Network. Her extensive experience leading the operations of CME Group’s market operations, global command center, trading floor operations, global market solutions and services, data centers and critical infrastructure, global security, business continuity and crisis management will provide valuable insight to the Board.

Ashish Khandpur currently serves as President of the Transportation & Electronics business group for 3M Company, a Fortune 100 global corporation operating in the fields of transportation, electronics, worker safety, health care, consumer goods and industry. During his 26-year career with 3M, he has held a series of roles with increasing responsibility, including Executive Vice President, Transportation & Electronics; Executive Vice President, Electronics & Energy; and Senior Vice President, Research & Development and Chief Technology Officer, among other roles.  Mr. Khandpur’s extensive engineering background and deep experience in global operations and research and development will provide an invaluable perspective to the Board.

On January 31, 2022, the Board assigned Joseph Dominguez, Julie Holzrichter and Ashish Khandpur as Class I directors, whose terms expire at the first annual meeting of shareholders following the Distribution, which the Company expects to hold in 2023; Rhonda Ferguson, Bradley Halverson and Charles Harrington as Class II directors, whose terms expire at the following year’s annual meeting of shareholders, which the Company expects to hold in 2024; and Laurie Brlas, Yves de Balmann, Robert Lawless and John Richardson as Class III directors, whose terms expire at the following year’s annual meeting of shareholders, which the Company expects to hold in 2025. Commencing with the fourth annual meeting of shareholders following the Distribution, expected to be held in 2026, all of our directors will stand for election each year for annual terms, and our Board will therefore no longer be divided into three classes.

Executive Officers

Effective as of the Effective Time, the persons set forth in the table below were appointed to the offices of the Company set forth beside each person’s name:

Name	Age	Position(s)
Joseph Dominguez	59	President and Chief Executive Officer
Daniel Eggers	46	Executive Vice President and Chief Financial Officer
Bryan Hanson	56	Executive Vice President and Chief Generation Officer
James McHugh	50	Executive Vice President and Chief Commercial Officer
Matthew Bauer	44	Senior Vice President and Controller (Principal Accounting Officer)

On January 31, 2022, the Board adopted certain compensation plans regarding the Company’s executive officers, to be effective February 1, 2022, which are materially similar to the plans in place for executive officers of Exelon prior to the Distribution. Information regarding the Company’s executive compensation plans can be found in the section entitled “Executive and Director Compensation” in the Information Statement, which is incorporated herein by reference.

Mr. Dominguez’s compensation includes an annual base salary of $1,050,000, an annual incentive program target opportunity of 135% of his base salary, and a long-term incentive target valued at $7,533,000, consistent with the Constellation Energy Corporation 2022 Long-Term Incentive Plan (“LTIP”). Mr. Eggers’ compensation includes an annual base salary of $650,000, an annual incentive program target opportunity of 90% of his base salary, and a long-term incentive target valued at $1,765,000, consistent with the LTIP. Mr. Hanson’s compensation includes an annual base salary of $725,000, an annual incentive program target opportunity of 85% of his base salary, and a long-term incentive target valued at $2,200,000, consistent with the LTIP. Mr. McHugh’s compensation includes an annual base salary of $663,570, an annual incentive program target opportunity of 80% of his base salary, and a long-term incentive target valued at $1,675,000, consistent with the LTIP. Mr. Bauer’s compensation includes an annual base salary of $280,263, an annual incentive program target opportunity of 40% of his base salary, and a long-term incentive target valued at $226,000, consistent with the LTIP. Under the LTIP, long-term incentives (“LTI”) for each of the individuals above include performance share awards (accounting for sixty-seven percent of target LTI value) and restricted stock units (accounting for thirty-three percent of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Dominguez remains eligible for benefits similar to those of other Constellation executives, including, without limitation, participation in Constellation’s health, welfare, retirement, relocation and severance plans.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Distribution, on January 31, 2022, the Company filed Amended and Restated Articles of Incorporation (“Charter”) with the Department of State of the Commonwealth of Pennsylvania, which became effective on January 31, 2022. The Amended and Restated Bylaws of the Company (the “Bylaws”) also became effective on January 31, 2022.

A summary of the material provisions of the Charter and Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, which is incorporated herein by reference. The descriptions contained in the Information Statement and this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 2, 2022, the Company issued a press release announcing the completion of the Distribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Separation Agreement, dated January 31, 2022, between Exelon and Constellation
3.1	Amended and Restated Articles of Incorporation of Constellation Energy Corporation, effective January 31, 2022
3.2	Amended and Restated Bylaws of Constellation Energy Corporation, effective January 31, 2022
10.1	Transition Services Agreement, dated January 31, 2022, between Exelon and Constellation
10.2	Tax Matters Agreement, dated January 31, 2022, between Exelon and Constellation
10.3	Employee Matters Agreement, dated January 31, 2022, between Exelon and Constellation
99.1	Press Release dated February 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * *

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, including, among others. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Company include those factors discussed herein as well as the items discussed in the Cautionary Note Regarding Forward-Looking Statements and Risk Factors in the Company’s Form 10 Registration Statement, as amended.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 10-K. The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel Eggers
Daniel Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Corporation

February 2, 2022